VK GRI-SUM SUP-1 061113
Summary Prospectus Supplement dated June 11, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Growth and Income Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)
Mary Jayne Maly	Portfolio Manager	2010 (predecessor fund 2008)
Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)
James Roeder	Portfolio Manager	2010 (predecessor fund 1999)”
VK GRI-SUM SUP-1 061113